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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 9, 2004

ABERDENE MINES LIMITED
 (Exact name of registrant as specified in its charter)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

101 Convention Center
Suite 700
Las Vegas, NV 89109
 (Address of principal executive offices and Zip Code)

(604) 669-3707
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

Aberdene Mines Limited is pleased to announce that it has commenced drilling on the Longshot Ridge Oxide Deposit on the Company's New York Canyon property located in Mineral County, Nevada. The initial exploration program by the Company will focus on the Longshot Ridge deposit which currently has a base resource estimate of 17.7 million tons at a grade of 0.57% copper.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit	Description

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of November, 2004.

ABERDENE MINES LIMITED

BY:	/s/ Brent Jardine
Brent Jardine
President, Principal Executive Officer, Principal
Financial Officer and a member of the board of directors.